UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2018

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West 44th Street
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 536-2842

Registrant’s Former Name or Address, if changed since last report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

On September 21, 2018, Take-Two Interactive Software, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) in New York, New York. As of the record date for the Annual Meeting, the Company had 113,828,217 shares of its common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding. At the Annual Meeting, 95,661,277 shares of Common Stock were represented in person or by proxy. The following matters were submitted to a vote of the stockholders at the Annual Meeting.

1.        Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2019 and until their respective successors have been duly elected and qualified were as follows:

	For	Withhold	Broker Non-Votes
Strauss Zelnick	84,829,409	2,139,253	8,692,615
Michael Dornemann	83,706,253	3,262,409	8,692,615
J Moses	77,985,974	8,982,688	8,692,615
Michael Sheresky	83,961,268	3,007,394	8,692,615
LaVerne Srinivasan	86,089,534	879,128	8,692,615
Susan Tolson	85,825,058	1,143,604	8,692,615
Paul Viera	86,612,441	356,221	8,692,615

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors, for a term expiring at the annual meeting of stockholders in 2019 and until their respective successors have been duly elected and qualified.

2.         Advisory votes regarding the approval of the compensation of the named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
81,438,612	5,432,511	97,539	8,692,615

Based on the advisory votes set forth above, the compensation of the named executive officers was duly approved, on an advisory basis, by our stockholders.

3.         Votes regarding ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2019, were as follows:

For	Against	Abstain	Broker Non-Votes
92,961,625	2,528,175	171,477	0

Based on the votes set forth above, the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2019 was duly ratified by our stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Matthew Breitman
	Name:	Matthew Breitman
	Title:	Senior Vice President, Deputy General Counsel & Corporate Secretary

Date: September 25, 2018